UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2016

Cliffs Natural Resources Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 14, 2016, the Board of Directors of Cliffs Natural Resources Inc. (the "Company") elected P. Kelly Tompkins, 60, as the Executive Vice President & Chief Operating Officer of the Company, effective January 1, 2017. Mr. Tompkins most recently was the Executive Vice President and Chief Financial Officer of the Company, a position he held since April 2015. He previously served the Company as Executive Vice President, Business Development (October 2014 - April 2015), Executive Vice President, External Affairs and President, Global Commercial (November 2013 - October 2014), Chief Administrative Officer (July 2013 - November 2013), Executive Vice President, Legal, Government Affairs and Sustainability (May 2010 - July 2013), Chief Legal Officer (January 2011 - January 2013) and President, Cliffs China (October 2012 - November 2013). Mr. Tompkins was a named executive officer in the Company’s proxy statement filed with the Securities and Exchange Commission on March 11, 2016. The proxy statement provides a detailed description of the material plans, contracts or arrangements in which Mr. Tompkins is a party or is a participant.
In connection with his service as Executive Vice President & Chief Operating Officer of the Company, Mr. Tompkins will be entitled to receive an increased base salary, increased target short-term annual incentive opportunity as a percentage of base salary from 80% to 120%, and increased target long-term incentive opportunity as a percentage of base salary from 158% to 250%.
In addition, on December 14, 2016, the Company’s Board of Directors elected Timothy K. Flanagan, 39, to assume the duties of Executive Vice President, Chief Financial Officer & Treasurer of the Company, effective January 1, 2017. Mr. Flanagan has held several positions with the Company since April 2008, most recently serving as Vice President, Corporate Controller & Chief Accounting Officer since March 2012. He was Assistant Controller (February 2010 to March 2012), and Director, Internal Audit (April 2008 to February 2010).
In connection with his service as Executive Vice President, Chief Financial Officer & Treasurer of the Company, Mr. Flanagan will be entitled to receive an increased base salary, increased target short-term annual incentive opportunity as a percentage of base salary from 50% to 80%, and increased target long-term incentive opportunity as a percentage of base salary from 90% to 175%.
A copy of the press release relating to the promotions of Messrs. Tompkins and Flanagan is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Cliffs Natural Resources Inc. published a news release on December 14, 2016 captioned, “Cliffs Natural Resources Inc. Announces Executive Leadership Promotions”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

Date:	December 14, 2016	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Cliffs Natural Resources Inc. published a news release on December 14, 2016 captioned, “Cliffs Natural Resources Inc. Announces Executive Leadership Promotions”